THE MERGER FUND
100 SUMMIT LAKE DRIVE
VALHALLA, NEW YORK 10595

SUPPLEMENT DATED APRIL 20, 2010
TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 27, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

The following is added as a new second paragraph under Portfolio Holdings on page 7:

The Fund generally makes available on its website by the 18th of the month following the end of each quarter its ten largest equity holdings as of the end of the most recent calendar quarter, and the percentage of the Fund’s total assets that each of these holdings represents, at www.mergerfund.com/pdfs/TMF_Fact_Sheet.pdf.  This information remains available until the next quarterly fact sheet is posted on the website.

The following is substituted for the first two paragraphs following the table under Portfolio Managers on page 28:

Mr. Green, Mr. Shannon and Mr. Behren are compensated by the Adviser.

Mr. Green receives a share of the Adviser’s adjusted net income in the form of salary, bonus, as a dividend in his capacity as a stockholder of the Adviser, or in any combination thereof.  Mr. Green’s compensation varies from year to year based on a variety of factors.  Mr. Green’s compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund’s net assets or to any other specific benchmark.  Because Mr. Green is the sole owner of the Adviser, his compensation is determined in large part by the Adviser’s overall profitability, an important component of which is the level of fee income earned by the Adviser.  Pursuant to investment advisory agreements between the Adviser and the Fund and between the Adviser and The Merger Fund VL, the Adviser is paid a fixed percentage of the net assets of each fund and, therefore, its fee income will vary as those assets increase or decrease due to investment performance and subscription and redemption activity.

Each of Messrs. Shannon and Behren has an employment agreement with the Adviser pursuant to which he receives a monthly draw against his profit participation share.  For each fiscal year of the Adviser, each of Messrs. Shannon and Behren are entitled to receive a profit participation share equal to a percentage of the Adviser’s adjusted net income for such fiscal year, which amount is calculated and paid net of the aggregate amount of the monthly draws paid during such fiscal year.  Each of Messrs. Shannon and Behren are entitled to receive phantom equity in the Adviser on certain terms and conditions.  The term of each employment agreement is through December 31, 2011, unless extended by the parties in writing or sooner terminated in accordance with the agreement.

Mr. Green, Mr. Shannon and Mr. Behren also receive compensation from their interests in an affiliated non-registered investment adviser which manages an investment trust and, from time to time, other non-registered investment accounts that engage in merger arbitrage.  For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.